UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2013

Regal Entertainment Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On May 28, 2013, Regal Cinemas Corporation (“Regal Cinemas”), a wholly owned subsidiary of Regal Entertainment Group (“REG”), REG, Regal Entertainment Holdings, Inc. and the other affiliates of Regal Cinemas party thereto as guarantors entered into a Loan Modification Agreement with Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and the revolving lenders party thereto (the “Loan Modification Agreement”).

The Loan Modification Agreement amends that Sixth Amended and Restated Credit Agreement, as previously amended, dated April 19, 2013, among Regal Cinemas, REG, Regal Entertainment Holdings, Inc., the other affiliates of Regal Cinemas party thereto as guarantors, Credit Suisse AG, Cayman Islands Branch and the lenders party thereto (the “Credit Agreement”).

The Credit Agreement provides, among other things, for senior secured credit facilities consisting of term loans with an original principal balance of $1,006  million and a revolving credit facility (the “Revolving Facility”) of up to $85 million.  The Loan Modification Agreement amends the Credit Agreement by reducing the interest rate on the Revolving Facility by 1.00%.  Specifically, the Loan Modification Agreement provides that, depending on the consolidated leverage ratio of Regal Cinemas and its subsidiaries, the applicable margin under the Revolving Facility for base rate loans will be either 1.50% or 1.75% and the applicable margin under the Revolving Facility for LIBOR rate loans will be either 2.50% or 2.75%.  The Loan Modification Agreement also amends the Credit Agreement to extend the maturity date of the Revolving Facility from May 19, 2015 to May 19, 2017.

Except as amended by the Loan Modification Agreement, the remaining terms of the Credit Agreement remain in full force and effect.

The Loan Modification Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Loan Modification Agreement is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Loan Modification Agreement in Item 1.01 is incorporated herein by reference.

Item 9.01.                                        Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Description
4.1

Loan Modification Agreement, dated May 28, 2013, among Regal Cinemas Corporation, Regal Entertainment Group, Regal Entertainment Holdings, Inc., the guarantors party thereto, Credit Suisse AG, Cayman Islands Branch and the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: May 28, 2013	By:	/s/ David H. Ownby
	Name:	David H. Ownby
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
4.1

Loan Modification Agreement, dated May 28, 2013, among Regal Cinemas Corporation, Regal Entertainment Group, Regal Entertainment Holdings, Inc., the guarantors party thereto, Credit Suisse AG, Cayman Islands Branch and the lenders party thereto.